UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 30, 2013

TELULAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23212	36-3885440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois		60606-6622
(Address of Principal Executive Offices)		(Zip Code)

(312) 379-8397

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events

On May 30, 2013, Telular Corporation (“Telular”) issued a press release announcing the expiration of the “go-shop” period established pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of April 29, 2013, among Telular, ACP Tower Holdings, LLC and ACP Tower Merger Sub, Inc.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

Exhibit No.	Description

99.1

Press Release dated May 30, 2013 Announcing the Expiration of the Go-Shop Period under the Agreement and Plan of Merger, dated as of April 29, 2013, among Telular Corporation, ACP Tower Holdings, LLC and ACP Tower Merger Sub, Inc.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telular Corporation

Dated: May 30, 2013	By:	/s/ Jonathan M. Charak
		Name:	Jonathan M. Charak
		Title:	Chief Financial Officer